BRIDGELINE® digital

Investor Presentation

Web Content Management   Commerce   Marketing Automation   Social   Web Analytics

Safe Harbor Statement

The information in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statement by use of the words “may,” “will,” “should,” “plans,” “explores,” “expects,” “anticipates,” “continues,” “estimates,” “projects,” “intends,” and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in customer order patterns, changes in customer offering mix, continued success in technological advances and delivering technological innovations, delays due to issues with outsourced service providers, and various other factors beyond the control of Bridgeline Digital, Inc. (the “Company”). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on December 24, 2015, as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law

This presentation includes statistical and other industry and market data that the Company obtained from the industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Investment Highlights

- **Software for Website Content Management and Marketing Automation**
  - Strong customer base powering over 5,000 websites
  - Proven award winning product
- **Rapidly Growing Market**
  - $5B market projected to grow to $10B by 2020
  - Only 10 significant competitors and gaps in market coverage
- **New, Experienced Leadership**
  - CEO - Founder of FatWire, the market leading company (now Oracle)
  - Refocused business from primarily services to primarily SaaS
- **Significant Improvements**
  - $6.7M Annual Recurring Revenue with 36 month contracts that auto-renew
  - Average sales cycle reduced from 9 month in 2015 to 3.8 months in 2016
  - Product enhancements address larger market
  - Strengthening of the balance sheet… conversion of debt to equity completed
  - Improved financial performance (Gross Margin & Adjusted EBITDA)

Business Overview

About Bridgeline

- **Bridgeline's software enables companies to build smart Web sites**
  - Display on any device
  - Personalize content
  - Automate long-term connection with visitors
- **Bridgeline customers**
  - Reduce expenses
    - Reducing the costs of publishing content to the web site
    - Better targeting ads and emails to only people who care about their products
  - Increase revenue
    - Attracting the right visitors to their sites
    - Automate sharing the right content over time to establish a buying relationship

Market

- Converging technologies that Bridgeline has offered together for several years
  - Web Content Management: $3.9B - expected to reach $8.25B by 2021
  - Marketing Automation: $1.3B - expected to reach $3.5B by 2020
- Market penetration opportunity
  - 87% of websites do not have Marketing Automation yet and market growing at 45% CAGR
  - 91% of small business web sites need to be rebuilt for mobile
- No single dominate player with over 10 companies sharing large part of market with home grown and open source the most common solution



WCM and Marketing Automation Markets
$12.0B
$10.0B
$8.0B
$6.0B
$4.0B
$2.0B
$0.0B
Market Size
2009
2010
2011
2012
2013
2014
2015
2016*
2017*
2018*
2019*
2020*
Marketing Automation
Web Content Management



Marketing Automation Penetration
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
60%
10%
5%
3%
Micro < $5M
Small $5M - $20M
Mid $20M - $500M
Large > $500M

Sources: Market Reports Hub 2016 WCM Report, BaseKit Report 2014, Raab Associated 2014 VEST

Bridgeline iAPPS Product Suite

iAPPS content manager	iAPPS marketier	iAPPS commerce	iAPPS social	iAPPS analyzer	iAPPS ds
Web Platform	**Marketing**	**Commerce**	**Social**	**Analytics**	**Franchise**
Search optimize	Lead capture	Catalog	Schedule	Report	Local sites
Fresh content	Personalize	Shopping cart	Publish	Experiment	Central branding
Mobile	Nurture	Shipping	Monitor	Tune	Share content




Corporate Office
Franchise Stores



Competitive Landscape

	Web Content Management	Marketing Automation
Revenue $1B+ Budget $1M+	ORACLE Adobe sitecore	Marketo eloqua HubSpot
Revenue $150M - $1B Budget $200K - $500K	BRIDGELINE digital epi Kentico	HubSpot BRIDGELINE digital Marketier
Revenue $25M - $150M Budget $100K - $200K	BRIDGELINE digital Pro-Series	SharpSpring BRIDGELINE digital Marketier
Revenue under $25M Budget under $50K	Drupal WordPress WiX	MailChimp Constant Contact

Go to Market Strategy

The only **Digital Experience Platform** that provides a simple path from **marketing automation** to **enterprise-level digital experiences.**

Marketing Automation → iAPPS Pro → iAPPS Enterprise

Marketing Automation	iAPPS Pro	iAPPS Enterprise
iAPPS® marketier	iAPPS® Pro-Series	iAPPS® content manager, iAPPS® commerce, iAPPS® analyzer, iAPPS® social
Serves: Companies seeking standalone marketing automation.	**Serves:** Companies seeking a digital experience suite with standard features to create websites, webstores and digital campaigns.	**Serves:** Companies seeking a digital experience suite with custom capabilities for their unique business needs.
Sold by: Inside Sales team and Channel	**Sold by:** Inside and Direct Sales teams and Channel	**Sold by:** Direct Sales Team
	Upgrade path: Marketing Automation Customers seeking additional website capabilities.	**Upgrade path:** Pro customers whose business now dictates customization.

To realize the strategy above, we need to further build our **Inside Sales team** and develop a **Channel program.**

BRIDGELINE® digital

Financial Overview

Web Content Management Commerce Marketing Automation Social Web Analytics

Our Offerings

Marketing Automation


$3K - 9K
$10K - $20K
License Revenue
Services Revenue

- $9K services + $10K per year license
- <3 month sales cycle
- <1 month implementation
- Up to $9K one time setup/training
- 12-24 month license w/auto-renewal

iAPPS Pro


$35K - $75K
$75K - $125K
License Revenue
Services Revenue

- $50K services + $100K/yr
- 2-6 month sales cycle
- 2-3 month implementation
- 2/3 license/revenue
- 36 month license w/auto-renewal
- Typically $25K per year in follow on services

iAPPS Enterprise


$250K - $500K
$180K - $450K
License Revenue
Services Revenue

- $300K services + $200K/yr
- 6-9 month sales cycle
- 4-6 month implementation
- 40%/60% license/services
- 36 month license w/auto-renewal
- Typically $75K per year in follow on services

iAPPS Annual Recurring Revenue


$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2011
2012
2013
2014
2015
SaaS License
Hosting
Annual Maintenance

36 Month Backlog – $23M



$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
FY17
FY18
FY19
SaaS License
Hosting
Services

- **Services**: typically < 12 months
- **Recurring Revenue:** 36 month initial term with 12 month auto renewal (backlog assumes auto-renewal)

BRIDGELINE® digital

Gross Margin



70%
60%
50%
40%
30%
20%
10%
0%
36%
45%
50%
51%
53%
54%
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016

BRIDGELINE® digital

Income Statement

	Q1 2016	Q2 2016	Q3 2016		Financial Model $5M Qtr Rev	$7.5M Qtr Rev	$10M Qtr Rev
License Revenue	$ 1,523	$ 1,522	$ 1,530		$ 1,800	$ 3,450	$ 5,000
Hosting Revenue	$ 347	$ 321	$ 317		$ 300	$ 350	$ 500
Service Revenue	$ 2,373	$ 2,389	$ 1,849		$ 2,900	$ 3,700	$ 4,500
Total Revenue	**$ 4,243**	**$ 4,231**	**$ 3,696**		**$ 5,000**	**$ 7,500**	**$ 10,000**
Cost of Goods Sold	$ 2,089	$ 1,988	$ 1,688		$ 1,885	$ 2,750	$ 3,325
Gross Profit	**$ 2,154**	**$ 2,243**	**$ 2,008**		**$ 3,115**	**$ 4,750**	**$ 6,675**
GM %	*51%*	*53%*	*54%*		*62%*	*63%*	*67%*
Expenses							
Sales & Marketing	$ 1,068	$ 1,247	$ 1,212		$ 1,650	$ 2,100	$ 2,675
General & Administrative	$ 862	$ 764	$ 1,035	*	$ 870	$ 950	$ 1,010
Research & Development	$ 341	$ 377	$ 428		$ 415	$ 490	$ 550
Depreciation & Amortization	$ 356	$ 338	$ 328		$ 135	$ 135	$ 137
Restructuring Charge	$ 586	$ 194	$ 16		$ -	$ -	$ -
Total Expenses	**$ 3,213**	**$ 2,920**	**$ 3,019**		**$ 3,070**	**$ 3,675**	**$ 4,372**
Operating Income	**$ (1,059)**	**$ (677)**	**$ (1,011)**		**$ 45**	**$ 1,075**	**$ 2,303**
Interest	$ (283)	$ (296)	$ (287)		$ (34)	$ (50)	$ (75)
Loss on inducement of conv. note:	$ -	$ -	$ (726)		$ -	$ -	$ -
Provision for income taxes	$ 6	$ 32	$ 8		$ 8	$ 25	$ 25
Net Income	**$ (1,348)**	**$ (1,005)**	**$ (2,032)**		**$ 3**	**$ 1,000**	**$ 2,203**
Adjusted EBITDA	**$ 65**	**$ 25**	**$ (575)**		**$ 300**	**$ 1,400**	**$ 2,500**

* Q3 16 includes a charge to allowance for doubtful accounts of approximately $190K.

Q4 2016 & FY2017

Q4 2016

- Revenue expected to be between $3.5M - $3.8M
- Adjusted EBITDA expected to be between -$500K to -$200K

Fiscal 2017

- Sequential quarterly revenue growth throughout FY2017
- Positive Adjusted EBITDA for FY2017

Balance Sheet & Capital Structure

$ in thousands	6/30/16	9/30/15
Total Assets	$17,297	$19,187
Bank Line of Credit	$1,840	$2,945
Term Notes & Convertible Notes	$2,430*	$5,000
Total Liabilities	$9,061	13,515
Total Shareholders' Equity	$8,236	$5,672
Shares Outstanding (Basic & Fully Diluted)	18.7M/23.2M**	4.6M/6.2M
Market Cap (calculated off basic)	$14,800***	$5,612

* Subsequent to June 30, 2016, all of this debt of $2,430 was converted into common stock.

** Shares outstanding is post debt conversion.

*** Market cap is calculated as of September 30, 2016.

BRIDGELINE® digital

Capitalization Table – as of 9.30.16

	Total Shares
Common Stock	18,667,000
Preferred Stock (as converted basis)	690,000
Warrants	1,644,000
Stock Options	2,242,000
Total	**23,243,000**

Warrant Summary	Total Shares
$0.73	434,000
$0.82	267,000
$0.91	220,000
$1.01 - $2.00	160,000
>$2.00	563,000
Total Options	**1,644,000**

Option Summary	Total Shares
$0.73	5,000
$0.82	1,554,000
$0.91	24,000
$1.01 - $2.00	305,000
>$2.00	354,000
Total Options	**2,242,000**

BRIDGELINE®
digital

Thank You